Adamis Pharmaceuticals Corporation 8-K

Exhibit 99.1

Adamis Appoints Vickie Reed to Board of Directors

New Director Named with Significant Executive Management and Financial Leadership Experience

SAN DIEGO, May 26, 2022 -- Adamis Pharmaceuticals Corporation (Nasdaq: ADMP) today announced the appointment of Vickie Reed as a new director and member of the company’s board of directors.

Richard Williams, Chairman of the Board, commented: “We are pleased to welcome Ms. Reed to the Board and look forward to working with her to pursue long-term stockholder value. Her substantial expertise as a healthcare executive in financial leadership roles at several public companies, and extensive background in finance and accounting, combined with her experience as a director of another public life science company, should allow her to have an immediate positive impact as Adamis executes on its corporate strategies.”

“I am looking forward to working with other members of the Adamis Board of Directors and the management team to advance the company’s goals and further its corporate, regulatory and commercial strategies,” said Ms. Reed.

Ms. Reed currently serves as Senior Vice President, Finance and Chief Accounting Officer at Mirati Therapeutics where she previously held the positions of Chief Accounting Officer, Vice President of Finance and Senior Director and Corporate Controller. She is also a member of the board of directors of Evoke Pharma. Previously, she served as Senior Director, Finance and Controller at Zogenix, Inc., a public biotechnology company in San Diego and Emeryville, California, and held corporate accounting positions at Amylin Pharmaceuticals, Inc., a public biotechnology company acquired by Bristol Myers Squibb in 2012. Prior to joining Amylin, Ms. Reed held financial leadership roles at several biotechnology and telecommunications companies. Ms. Reed began her career with Price Waterhouse, now PricewaterhouseCoopers, in Denver, Colorado. She is a Certified Public Accountant (inactive) in the State of Colorado and received a B.S. in Accounting from the University of Colorado, Denver.

About Adamis Pharmaceuticals

Adamis Pharmaceuticals Corporation is a specialty biopharmaceutical company primarily focused on developing and commercializing products in various therapeutic areas, including allergy, opioid overdose, respiratory and inflammatory disease. The Company’s SYMJEPI® (epinephrine) Injection products are approved by the FDA for use in the emergency treatment of acute allergic reactions, including anaphylaxis. The Company’s ZIMHI™ (naloxone) Injection product is approved for the treatment of opioid overdose. Tempol is in development for the treatment of patients with COVID-19 and a Phase 2/3 clinical trial is underway. For additional information about Adamis Pharmaceuticals, please visit our website and follow us on Twitter and LinkedIn.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that express plans, anticipation, intent, contingencies, goals, targets or future development and/or otherwise are not statements of historical fact. These statements relate to future events or future results of operations, including, but not limited to, statements concerning the Company’s future operations and activities. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, which may cause Adamis' actual results to be materially different from the results anticipated by such forward-looking statements. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as may be required by applicable law, we undertake no obligation to update or release publicly the results of any revisions to these forward-looking statements or to reflect events or circumstances arising after the date of this press release. Certain of these risks and additional risks, uncertainties, and other factors are described in greater detail in Adamis’ filings from time to time with the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the SEC, which Adamis strongly urges you to read and consider, all of which are available free of charge on the SEC's website at http://www.sec.gov.

Contact:

Adamis Investor Relations
Robert Uhl
Managing Director
Westwicke ICR
619.228.5886
robert.uhl@westwicke.com